                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

On November 24, 2005, AIM filed prospectus stickers announcing 6 proposed fund mergers. The information below lists the funds proposed for merger, general and fund specific questions and answers.

The information contained in this document can be found in the definitive proxy statements dated January 9, 2006.

    Selling Fund (Target)        Buying Fund (Acquiring)
    ---------------------        -----------------------
AIM Aggressive Growth Fund*     AIM Constellation Fund
AIM Weingarten Fund             AIM Constellation Fund
AIM Blue Chip Fund              AIM Large Cap Growth Fund
AIM Mid Cap Growth Fund         AIM Dynamics Fund
AIM Small Company Growth Fund   AIM Small Cap Growth Fund
AIM Premier Equity Fund         AIM Charter Fund

* Contingent upon the completion of the AIM Aggressive Growth reorganization, AIM Aggressive Growth Fund 529 Portfolio will reorganize into AIM Constellation Fund 529 Portfolio effective March 13, 2006.

REASONS FOR THE PROPOSED MERGERS

For the following reasons, AIM believes the proposed mergers are in the best interest of shareholders.

- The larger combined asset base of each surviving fund after the reorganizations may help the fund to achieve operating efficiencies.

- In most of the proposed mergers, the respective portfolio managers of the acquiring funds serve on the management teams of the funds to be acquired and are already familiar with the investment products and processes in each of the proposed mergers.

- More specific details on the benefits of individual mergers can be found in the fund specific section of this Q&A or in the proxy statement for that merger.

FACTORS THE TRUSTEES CONSIDERED WHEN EVALUATING THE MERGERS

AIM initially proposed that the Trustees consider the mergers at an in-person meeting held on October 27, 2005, at which preliminary discussions of the mergers took place. The Trustees of each target fund determined that the mergers are advisable and in the best interests of each target fund and will not dilute the interests of each target fund's shareholders. The Trustees approved the mergers at a telephonic meeting on November 14, 2005.

In evaluating each of the mergers, the Trustees considered a number of factors regarding the target and acquiring funds, including:

-    Investment objective and principal investment strategies

- Comparative expenses of each fund and pro forma expenses of buying fund after giving effect to each merger

-    Comparative performance

-    Comparative sizes of each fund

- The consequences of the mergers for Federal income tax purposes, including the treatment of any unrealized capital gains and capital loss carryforwards, if any, available to offset future capital gains of each target and acquiring fund

- Any fees and expenses that will be borne directly or indirectly by each target or acquiring fund

-    The projected financial impact to AIM and its affiliates

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

KEY DATES

-    November 14, 2005: Board approves proposed mergers

-    December 2, 2005: Record date for shareholder proxy inclusion

-    January 9, 2006: Date of definitive proxy statement filed with SEC

-    January 5-11, 2006: Print proxies

-    January 12-16, 2006: Mail proxies

- TBD: Close target funds to new investors (actual closing date depends on when sufficient shareholder votes have been received approving merger)

-    February 28, 2006: Shareholder meeting

-    March 10 & 24, 2006: Valuation Dates of the Mergers (last NAV):

- March 13 & 27, 2006: Mergers close (3/13- Weingarten, Aggressive Growth and Blue Chip, 3/27- Premier Equity, Small Company Growth and Mid Cap Growth)

NUMBER OF ACCOUNTS AFFECTED

FUND                            ACCOUNTS AS OF 7/31/05
----                            ----------------------
AIM Aggressive Growth Fund              237,692
AIM Weingarten Fund                     343,754
AIM Blue Chip Fund                      375,805
AIM Mid Cap Growth Fund                  34,244
AIM Small Company Growth Fund            93,013
AIM Premier Equity Fund                 889,384

METHODS OF COMMUNICATION

- Press Release announcing Trustee approval of soliciting shareholders for merger initiatives

-    Fast Faxes to Home Offices and Back Offices announcing:

     -    Proxy mailing

     - If shareholders approve fund merger / date funds will close to new investors / merger date

     -    Final distributions and merger factors

- Public Q&A on how to vote included in proxy and available on AIMInvestments.com

-    E-Alert to advisors announcing:

     -    Trustee approval of soliciting shareholders for merger initiatives

     -    Proxy mailing

     - If shareholders approve fund merger / date funds will close to new investors / merger date

     -    Final distributions and merger factors

-    Advisor Proxy Update

-    Literature updates

-    Prospectus / SAI Stickers

-    Transaction Confirms

-    E-Alert to advisors announcing completion of mergers

-    Final distributions and merger factors available on AIMInvestments.com

For a complete communication plan including communication activity, task coordinator, target dates and statuses, please see the communication plan on the Product Development website.

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

MERGER TRANSACTION EXAMPLE

The investor will receive the closing share price for the surviving fund on the valuation date (March 10 or 24, 2006) of the merger. The balance of the account in the reorganizing fund will be calculated at NAV on March 10 or 24, and the total amount will be invested in the surviving fund at the appropriate conversion rate to determine the number of shares in the surviving fund the shareholder will receive. This is not a taxable event for the shareholder.

EXAMPLE: If, at the close of business on March 10, 2006

[ ]  AIM Aggressive Growth Fund's NAV = $11.23

[ ]  AIM Constellation Fund's NAV = $25.42

[ ]  11.23 / 25.42 = 0.4417781 (merger ratio)

1,000 shares of AIM Aggressive Growth Fund will equate to 441.778 shares of AIM Constellation Fund at 8:00 a.m. EST on March 13, 2006.

ACCOUNT VALUES

Although the NAV's may be different, shareholders will receive a number of shares in the surviving fund with a value equal to the value of their account in the target fund on the effective date of the merger.

TAX IMPLICATIONS

The mergers have been structured as tax-free transactions. Each target fund will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the merger will constitute a tax-free merger for federal income tax purposes.

However, please note that there may be capital gains or dividends distributed to shareholders of the target fund just prior to the merger that may present tax consequences to the shareholders.

In certain cases, the surviving fund may be limited in utilizing capital loss carryforwards that were recognized as of the merger date by one or both funds.

OTHER INITIATIVES INCLUDED IN THE PROXIES

There are no other initiatives that AIM is requesting approval for.

PROSPECTUS DELIVERY

The prospectus of the surviving fund is attached to the proxy statement that will be mailed to the target funds' shareholders on or about January 12, 2006.

CONFIRMATION STATEMENTS

Pending shareholder approval, confirmation statements for the mergers will be mailed to those shareholders in the funds to be merged away 2-3 days following the merger effective dates. Shareholders will also receive a first quarter 2006 statement around the first week in April. Advisors will also receive copies of confirmation statements; however, AIM has discontinued production of periodic dealer statements.

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

SHAREHOLDERS NOT WISHING TO INVEST IN THE SURVIVING FUND

Shareholders may exercise their privilege to exchange into another AIM Fund. Should a shareholder not wish to exchange into another AIM Fund, he or she may redeem at any time. However, any applicable CDSC will be charged on redemptions.

POST-MERGER SHAREHOLDER COMMUNICATIONS

Shareholders will receive a confirmation immediately following the close of the merger accompanied by a letter from AIM President, Robert H. Graham.

ACCOUNT FEATURES (E.G. AUTOMATIC INVESTMENTS AND SYSTEMATIC WITHDRAWALS)?

All features will carry over to the account in the surviving fund.

ADVISORY FEES

AIM's uniform fee schedules are designed so that as a fund's assets increase the advisory fees decrease, as a percentage of average daily net assets. As a result of the merger, the combined assets may achieve a more advantageous uniform fee schedule breakpoint, thus resulting in lower advisory fees, as a percentage of average daily net assets. The shareholder will be subject to the advisory fee of the acquiring fund, then in effect. Please see the individual merger proxy for specific information on the pro forma fees and expenses.

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

Detailed information on the mergers, including board considerations, performance and expenses, can be found in the definitive proxy statements dated January 9, 2006.

AIM AGGRESSIVE GROWTH FUND

THE MERGER OF AIM AGGRESSIVE GROWTH FUND INTO AIM CONSTELLATION FUND IS CONTINGENT ON SHAREHOLDER APPROVAL OF AIM WEINGARTEN FUND INTO AIM CONSTELLATION FUND. THE MERGER OF AIM WEINGARTEN FUND INTO AIM CONSTELLATION FUND IS NOT CONTINGENT ON SHAREHOLDER APPROVAL OF AIM AGGRESSIVE GROWTH FUND INTO AIM CONSTELLATION FUND.

REASONS FOR SELECTING AIM CONSTELLATION FUND AS THE ACQUIRING FUND

AIM proposed the AIM Aggressive Growth Fund Reorganization, together with the AIM Weingarten Fund Reorganization, as part of an effort to consolidate the AIM Funds' growth fund offerings. In considering the AIM Aggressive Growth Fund Reorganization, the Board noted that the funds have similar investment objectives and are managed using similar investment strategies. In addition, AIM Constellation Fund's long-term performance track record is better than AIM Aggressive Growth Fund's and the expenses of the combined fund are expected to be lower than those of AIM Aggressive Growth Fund.

The Board noted that since September 16, 2005, both AIM Aggressive Growth Fund and AIM Constellation Fund have been managed by the same lead portfolio manager and portfolio management team using similar investment strategies. Although AIM Constellation Fund and AIM Aggressive Growth Fund only had approximately 20% portfolio overlap as of July 31, 2005, the amount of portfolio overlap between the funds is expected to increase because the same portfolio management team now manages both funds using similar investment strategies. The Board noted that AIM Aggressive Growth Fund is currently positioned as a small- to mid-cap growth fund, whereas AIM Constellation Fund has a multi-cap discipline focusing on mid-and large-cap stocks. Thus, AIM Aggressive Growth Fund shareholders may lose most of their current small-cap exposure in AIM Constellation Fund's investment process.

The Board also noted that consummation of the AIM Aggressive Growth Fund Reorganization is conditioned on consummation of the AIM Weingarten Fund Reorganization. If the AIM Weingarten Fund Reorganization is not consummated, the asset retention requirements for small cap stocks necessary to maintain the tax-free nature of the AIM Aggressive Growth Fund Reorganization could unduly limit the portfolio manager's flexibility in managing the combined fund because a disproportionately large percentage of the assets of the combined fund could be required to be held in small cap stocks.

In 2005 AIM reorganized and consolidated the management teams of the AIM Funds managed in the growth style. The Reorganizations are intended to further combine similar funds within that style space which are now managed by the same portfolio management teams.

OBJECTIVES AND INVESTMENT STRATEGIES

AIM Aggressive Growth Fund, AIM Weingarten fund and AIM Constellation Fund have similar investment objectives. AIM Weingarten Fund and AIM Constellation Fund seek growth of capital, while AIM Aggressive Growth Fund seeks long-term growth of capital. AIM Aggressive Growth Fund, AIM Weingarten Fund and AIM Constellation Fund also invest in similar types of securities. All three funds invest primarily in common stocks of companies with above-average long-term growth in earnings and excellent prospects for future growth. However, AIM Aggressive Growth Fund invests in small and medium-sized growth companies and AIM Weingarten Fund invests in seasoned, better capitalized companies, while AIM Constellation Fund may invest without regard to capitalization. AIM Constellation Fund also has the ability to use leverage, although its portfolio management team does not currently do so.

The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of AIM Aggressive Growth Fund, AIM Weingarten Fund and AIM Constellation Fund.

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

      AIM AGGRESSIVE GROWTH FUND                 AIM WEINGARTEN FUND                   AIM CONSTELLATION FUND
            (SELLING FUND)                         (SELLING FUND)                           (BUYING FUND)
-------------------------------------   -------------------------------------   -----------------------------------
                                               INVESTMENT OBJECTIVES

-    Long-term growth of capital        -    Growth of capital                  -    Growth of capital

                                               INVESTMENT STRATEGIES

-    Invests primarily in common        -    Invests in common stocks of        -    Invests principally in
     stocks of small and medium-sized        seasoned and better capitalized         common stocks, without regard
     growth companies.                       companies.                              to market capitalization.

-    Portfolio managers focus on        -    Portfolio managers focus on        -    Invests in common stocks
     companies that are likely to            companies that have experienced         of companies the portfolio
     benefit from new or innovative          above-average growth in earnings        managers believe are likely to
     products, services or processes         and have excellent prospects for        benefit from new or innovative
     as well as those that have              future growth.                          products, services or
     experienced above-average,                                                      processes as well as those
     long-term growth in earnings and                                                that have experienced above
     have excellent prospects for                                                    average, long-term growth in
     future growth.                                                                  earnings and have excellent
                                                                                     prospects for future growth.

-    May also invest up to 25% of       -    May also invest up to 20% of       -    May also invest up to 20%
     its total assets in foreign             its total assets in foreign             of its total assets in foreign
     securities.                             securities.                             securities.

PORTFOLIO MANAGEMENT

AIM Aggressive Growth Fund            AIM Constellation Fund
--------------------------            ----------------------
Lanny H. Sachnowitz (LEAD)            Lanny H. Sachnowitz (LEAD)
Kirk L. Anderson                      Kirk L. Anderson
James G. Birdsall                     James G. Birdsall
Asst by Large/Multi-Cap Growth Team   Robert J. Lloyd
                                      Asst by Large/Multi-Cap Growth Team

AIM Aggressive Growth Fund and AIM Constellation Fund have been managed by the same team since 9/16/05.

HISTORICAL PERFORMANCE

Although AIM Aggressive Growth Fund has recently provided better returns, AIM Constellation Fund has provided better long-term returns to its shareholders.

Average Annual Total Returns as of 7/31/05*

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

                                 1-YEAR   5-YEAR   10-YEAR   SINCE INCEPTION   INCEPTION DATE
                                 ------   ------   -------   ---------------   ---------------
AIM AGGRESSIVE GROWTH A SHARES   19.17%   -5.28%    5.67%         11.89%            5/1/84
AIM CONSTELLATION  A SHARES      14.02%   -7.60%    5.03%         14.38%           4/30/76

*    Performance at NAV

PERFORMANCE SURVIVOR

The Board determined that it was appropriate for AIM Constellation Fund to be the surviving fund in the AIM Aggressive Growth Fund Reorganization primarily because although AIM Aggressive Growth Fund and AIM Constellation Fund currently have overlapping management teams, the portfolio composition of the combined fund is expected to be more like that of AIM Constellation Fund over time, and the investment style that AIM Constellation Fund's management team currently utilizes to manage AIM Constellation Fund will apply to the combined fund after the AIM Aggressive Growth Fund Reorganization. Consequently, the Board determined that AIM Constellation Fund's performance track record more accurately reflects the results of the investment process that the combined fund will utilize after the AIM Aggressive Growth Fund Reorganization.

FUND ASSETS

As of July 31, 2005, AIM Constellation Fund had net assets of approximately $5.8 billion, compared to net assets for AIM Aggressive Growth Fund of approximately $1.8 billion.

EXPENSES

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS) FOR A SHARES

The following table shows annual operating expenses for both reorganizing funds, as well as estimates of expenses for the combined fund, giving effect to the reorganizations of AIM Weingarten Fund and AIM Aggressive Growth into AIM Constellation Fund.

                        AIM AGGRESSIVE        AIM WEINGARTEN FUND         AIM CONSTELLATION       COMBINED PRO FORMA
                     GROWTH FUND A SHARES        A SHARES (%)               FUND A SHARES            A SHARES (%)
                        (%) (10/31/04 )     (10/31/04 AS RESTATED)   (%) (10/31/04 AS RESTATED)       (10/31/04)
                     --------------------   ----------------------   --------------------------   ------------------
MANAGEMENT FEES              0.64                    0.64                       0.63                     0.63
RULE 12B-1 FEES              0.25                    0.25                       0.25                     0.25
OTHER EXPENSES               0.41                    0.46                       0.36                     0.36
TOTAL EXPENSES               1.30                    1.35                       1.24                     1.24
FEE WAIVERS                    --                      --                       0.03                     0.05
TOTAL NET EXPENSES           1.30                    1.35                       1.21                     1.19

- Effective upon the closing of the Reorganization, the Board approved a permanent reduction of the advisory fees of the AIM Constellation Fund to 0.80% of the first $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million.

- Effective July 1, 2005, the Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees applicable to Class A shares of AIM Weingarten Fund and AIM Constellation Fund to 0.25%. Distribution and/or Service (12b-1) Fees reflect this agreement.

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

- Effective January 1, 2005 through December 31, 2009, the advisor for AIM Weingarten Fund has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual uniform fee schedule rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's daily net assets in excess of $10 billion. The Fee Waiver reflects this agreement.

- Effective January 1, 2005 through December 31, 2009, the advisor for AIM Constellation Fund has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual uniform fee schedule rate of 0.75% of the first $150 million, plus 0.615% of the next $4.85 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's daily net assets in excess of $10 billion. The Fee Waiver reflects this agreement.

- Effective upon the closing of the Reorganization, the advisor for AIM Constellation Fund has contractually agreed to waive a portion of its advisory fees for the period January 1, 2005 through December 31, 2009, to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual uniform fee schedule rate of 0.695% of the first $250 million, plus 0.615% of the next $4 billion, plus 0.595% of the next $750 million, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's daily net assets in excess of $10 billion. The Fee Waiver reflects this agreement.

- At the request of the Board of Trustees, AMVESCAP (as defined herein) has agreed to reimburse AIM Aggressive Growth Fund, AIM Weingarten Fund and AIM Constellation Fund for expenses related to market timing matters.

- AIM Aggressive Growth Fund and AIM Weingarten Fund may incur additional expenses related to the Reorganizations.

MERGER COSTS

AIM Aggressive Growth Fund's expenses incurred in connection with the AIM Aggressive Growth Fund Reorganization are expected to be approximately $957,000. The Board noted AIM's proposal that AIM Aggressive Growth Fund bear 25% and AIM bear 75% of AIM Aggressive Growth Fund's costs in connection with the AIM Aggressive Growth Fund Reorganization and concluded it was appropriate for AIM Aggressive Growth Fund to bear such portion of the expenses in light of the decrease in expenses that are expected to result from the AIM Aggressive Growth Fund Reorganization. AIM Constellation Fund's expenses to be incurred in connection with the AIM Aggressive Growth Fund Reorganization are expected to be approximately $30,000. AIM Constellation Fund will bear its costs and expenses incurred in connection with the AIM Aggressive Growth Fund Reorganization.

SHARE CLASSES

CLASSES OF SHARES OF AIM    CLASSES OF SHARES OF
 AGGRESSIVE GROWTH FUND    AIM CONSTELLATION FUND
------------------------   ----------------------
         Class A                   Class A
         Class B                   Class B
         Class C                   Class C
         Class R                   Class R
   Institutional Class       Institutional Class

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

AIM WEINGARTEN FUND

THE MERGER OF AIM AGGRESSIVE GROWTH FUND INTO AIM CONSTELLATION FUND IS CONTINGENT ON SHAREHOLDER APPROVAL OF AIM WEINGARTEN FUND INTO AIM CONSTELLATION FUND. THE MERGER OF AIM WEINGARTEN FUND INTO AIM CONSTELLATION FUND IS NOT CONTINGENT ON SHAREHOLDER APPROVAL OF AIM AGGRESSIVE GROWTH FUND INTO AIM CONSTELLATION FUND.

REASONS FOR SELECTING AIM CONSTELLATION FUND AS THE ACQUIRING FUND

AIM proposed the AIM Weingarten Fund Reorganization as part of an effort to consolidate the AIM Funds' growth fund offerings. In considering the AIM Weingarten Fund Reorganization, the Board noted that AIM Constellation Fund and AIM Weingarten Fund have the same investment objectives, are managed using similar investment strategies and invest in similar securities. In addition, AIM Constellation Fund's long-term performance track record is better than AIM Weingarten Fund's and the expenses of the combined fund are expected to be lower than those of AIM Weingarten Fund.

The Board noted that since September 16, 2005, AIM Weingarten Fund and AIM Constellation Fund have been managed using the same discipline by the same lead portfolio manager and portfolio management team. The Board noted that because AIM Weingarten Fund and AIM Constellation Fund have the same investment objectives and similar investment strategies, there is significant portfolio overlap between these two funds. As of July 31, 2005, approximately 64% of AIM Weingarten Fund's total net assets were invested in securities AIM Constellation Fund also owns.

In addition, the Board noted that AIM Weingarten Fund is currently positioned as a large-cap growth fund, whereas AIM Constellation Fund has a multi-cap discipline focusing on mid- and large-cap stocks. Thus, as a result of the AIM Weingarten Fund Reorganization, AIM Weingarten Fund shareholders may lose some exposure to large-cap stocks in AIM Constellation Fund's investment process.

In 2005 AIM reorganized and consolidated the management teams of the AIM Funds managed in the growth style. The Reorganizations are intended to further combine similar funds within that style space which are now managed by the same portfolio management teams.

OBJECTIVES AND INVESTMENT STRATEGIES

AIM Aggressive Growth Fund, AIM Weingarten fund and AIM Constellation Fund have similar investment objectives. AIM Weingarten Fund and AIM Constellation Fund seek growth of capital, while AIM Aggressive Growth Fund seeks long-term growth of capital. AIM Aggressive Growth Fund, AIM Weingarten Fund and AIM Constellation Fund also invest in similar types of securities. All three funds invest primarily in common stocks of companies with above-average long-term growth in earnings and excellent prospects for future growth. However, AIM Aggressive Growth Fund invests in small and medium-sized growth companies and AIM Weingarten Fund invests in seasoned, better capitalized companies, while AIM Constellation Fund may invest without regard to capitalization. AIM Constellation Fund also has the ability to use leverage, although its portfolio management team does not currently do so.

The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of AIM Aggressive Growth Fund, AIM Weingarten Fund and AIM Constellation Fund.

      AIM AGGRESSIVE GROWTH FUND                 AIM WEINGARTEN FUND                    AIM CONSTELLATION FUND
            (SELLING FUND)                          (SELLING FUND)                          (BUYING FUND)
-------------------------------------   -------------------------------------   -------------------------------------
                                                INVESTMENT OBJECTIVES

-    Long-term growth of capital        -    Growth of capital                  -    Growth of capital

                                                INVESTMENT STRATEGIES

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

-    Invests primarily in common        -    Invests in common stocks of        -    Invests principally in common
     stocks of small and medium-sized        seasoned and better capitalized         stocks, without regard to market
     growth companies.                       companies.                              capitalization.

-    Portfolio managers focus on        -    Portfolio managers focus on        -    Invests in common stocks of
     companies that are likely to            companies that have experienced         companies the portfolio managers
     benefit from new or innovative          above-average growth in earnings        believe are likely to benefit
     products, services or processes         and have excellent prospects for        from new or innovative products,
     as well as those that have              future growth.                          services or processes as well as
     experienced above-average,                                                      those that have experienced
     long-term growth in earnings and                                                above average, long-term growth
     have excellent prospects for                                                    in earnings and have excellent
     future growth.                                                                  prospects for future growth.

-    May also invest up to 25% of its   -    May also invest up to 20% of its   -    May also invest up to 20% of its
     total assets in foreign                 total assets in foreign                 total assets in foreign
     securities.                             securities.                             securities.

PORTFOLIO MANAGEMENT

AIM Weingarten Fund                   AIM Constellation Fund
-------------------                   ----------------------
Lanny H. Sachnowitz (LEAD)            Lanny H. Sachnowitz (LEAD)
James G. Birdsall                     Kirk L. Anderson
Asst by Large/Multi-Cap Growth Team   James G. Birdsall
                                      Robert J. Lloyd
                                      Asst by Large/Multi-Cap Growth Team

AIM Weingarten Fund and AIM Constellation Fund have been managed by the same team since 9/16/05.

HISTORICAL PERFORMANCE

Although AIM Weingarten Fund has recently provided better returns, AIM Constellation Fund has provided better long-term returns to its shareholders than AIM Weingarten Fund.

Average Annual Total Returns as of 7/31/05*

                                                            SINCE     INCEPTION
                              1-YEAR   5-YEAR   10-YEAR   INCEPTION      DATE
                              ------   ------   -------   ---------   ---------
AIM WEINGARTEN A SHARES       15.47    -12.56     3.70      11.68      6/17/69
AIM CONSTELLATION  A SHARES   14.02     -7.60     5.03      14.38      4/30/76

*    Performance at NAV

PERFORMANCE SURVIVOR

The Board determined that it was appropriate for AIM Constellation Fund to be the surviving fund in the AIM Weingarten Fund Reorganization. The portfolio composition, investment objectives and strategies, policies and restrictions of the

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

combined fund will be those of AIM Constellation Fund. The expense structure of AIM Constellation Fund is more similar to the expense structure of the combined fund, and AIM Constellation Fund has significantly more assets than AIM Weingarten Fund. Although the portfolio management team of the combined fund is more like the team that has managed AIM Weingarten Fund since January 2002, the anticipated utilization of AIM Constellation Fund's multi-cap strategy and investment universe is a greater indicator that the combined fund will more closely resemble AIM Constellation Fund than AIM Weingarten Fund in the future.

Although the management team of the combined fund will be more similar to the team responsible for AIM Weingarten Fund, the Board determined that it was appropriate for AIM Constellation Fund to be the surviving fund in the AIM Weingarten Fund Reorganization. The Board determined AIM Constellation Fund should be the surviving fund primarily because the portfolio composition of the combined fund is expected to be more like that of AIM Constellation Fund and the investment style AIM Constellation Fund's management team currently utilizes to manage AIM Constellation Fund will apply to the combined fund after the AIM Weingarten Fund Reorganization. Consequently, the Board determined that AIM Constellation Fund's performance track record more accurately reflects the results of the investment process that the combined fund will utilize after the AIM Weingarten Fund Reorganization.

FUND ASSETS

As of July 31, 2005, AIM Constellation Fund had net assets of approximately $5.8 billion, compared to net assets for AIM Weingarten Fund of approximately $2.5 billion.

EXPENSES

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS) FOR A SHARES

The following table shows annual operating expenses for both reorganizing funds, as well as estimates of expenses for the combined fund, giving effect to the reorganization of only AIM Weingarten Fund into AIM Constellation Fund.

                     AIM WEINGARTEN FUND   AIM CONSTELLATION
                        A SHARES (%)         FUND A SHARES     COMBINED PRO FORMA
                        (10/31/04 AS         (%) (10/31/04        A SHARES (%)
                          RESTATED)           AS RESTATED)         (10/31/04)
                     -------------------   -----------------   ------------------
MANAGEMENT FEES             0.64                  0.63                0.63
RULE 12B-1 FEES             0.25                  0.25                0.25
OTHER EXPENSES              0.46                  0.36                0.36
TOTAL EXPENSES              1.35                  1.24                1.24
FEE WAIVERS                   --                  0.03                0.04
TOTAL NET EXPENSES          1.35                  1.21                1.20

- Effective July 1, 2005, the Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees applicable to Class A shares to 0.25%. Distribution and/or Service (12b-1) Fees reflect this agreement.

- Effective January 1, 2005 through December 31, 2009, the advisor for AIM Weingarten Fund has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's daily net assets in excess of $10 billion. The Fee Waiver reflects this agreement.

- Effective January 1, 2005 through December 31, 2009, the advisor for AIM Constellation Fund has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.75% of the first $150 million, plus

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

     0.615% of the next $4.85 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's daily net assets in excess of $10 billion. The Fee Waiver reflects this agreement.

- Effective upon the closing of the Reorganization, the advisor for AIM Constellation Fund has contractually agreed to waive a portion of its advisory fees for the period January 1, 2005 through December 31, 2009, to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.615% of the next $4 billion, plus 0.595% of the next $750 million, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's daily net assets in excess of $10 billion. The Fee Waiver reflects this agreement.

- At the request of the Board of Trustees, AMVESCAP (as defined herein) has agreed to reimburse AIM Weingarten Fund and AIM Constellation Fund for expenses related to market timing matters.

- AIM Weingarten Fund will incur additional expenses in connection with the Weingarten Fund Reorganization.

The following table shows annual operating expenses for all three reorganizing funds, as well as estimates of expenses for the combined fund, giving effect to the reorganizations of AIM Weingarten Fund and AIM Aggressive Growth into AIM Constellation Fund.

                     AIM AGGRESSIVE     AIM WEINGARTEN    AIM CONSTELLATION   COMBINED PRO
                      GROWTH FUND A   FUND A SHARES (%)     FUND A SHARES        FORMA A
                       SHARES (%)        (10/31/04 AS       (%) (10/31/04      SHARES (%)
                       (10/31/04)         RESTATED)          AS RESTATED)      (10/31/04)
                     --------------   -----------------   -----------------   ------------
MANAGEMENT FEES            0.64              0.64               0.63              0.63
RULE 12B-1 FEES            0.25              0.25               0.25              0.25
OTHER EXPENSES             0.41              0.46               0.36              0.36
TOTAL EXPENSES             1.30              1.35               1.24              1.24
FEE WAIVERS                  --                --               0.03              0.05
TOTAL NET EXPENSES         1.30              1.35               1.21              1.19

- Effective upon the closing of the Reorganization, the Board approved a permanent reduction of the advisory fees of the AIM Constellation Fund to 0.80% of the first $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million.

- Effective July 1, 2005, the Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees applicable to Class A shares of AIM Weingarten Fund and AIM Constellation Fund to 0.25%. Distribution and/or Service (12b-1) Fees reflect this agreement.

- Effective January 1, 2005 through December 31, 2009, the advisor for AIM Weingarten Fund has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual uniform fee schedule rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's daily net assets in excess of $10 billion. The Fee Waiver reflects this agreement.

- Effective January 1, 2005 through December 31, 2009, the advisor for AIM Constellation Fund has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual uniform fee schedule rate of 0.75% of the first $150 million, plus 0.615% of the next $4.85 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

     next $2.5 billion, plus 0.52% of the Fund's daily net assets in excess of $10 billion. The Fee Waiver reflects this agreement.

- Effective upon the closing of the Reorganization, the advisor for AIM Constellation Fund has contractually agreed to waive a portion of its advisory fees for the period January 1, 2005 through December 31, 2009, to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual uniform fee schedule rate of 0.695% of the first $250 million, plus 0.615% of the next $4 billion, plus 0.595% of the next $750 million, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's daily net assets in excess of $10 billion. The Fee Waiver reflects this agreement.

- At the request of the Board of Trustees, AMVESCAP (as defined herein) has agreed to reimburse AIM Aggressive Growth Fund, AIM Weingarten Fund and AIM Constellation Fund for expenses related to market timing matters.

- AIM Aggressive Growth Fund and AIM Weingarten Fund may incur additional expenses related to the Reorganizations.

MERGER COSTS

AIM Weingarten Fund's expenses incurred in connection with the AIM Weingarten Fund Reorganization are expected to be approximately $1,500,000. The Board noted AIM's proposal that AIM Weingarten Fund bear 50% and AIM bear 50% of AIM Weingarten Fund's costs in connection with the AIM Weingarten Fund Reorganization and concluded it was appropriate for AIM Weingarten Fund to bear such portion of the expenses in light of the decrease in expenses that are expected to result from the AIM Weingarten Fund Reorganization. AIM Constellation Fund's expenses to be incurred in connection with the AIM Weingarten Fund Reorganization are expected to be approximately $30,000. AIM Constellation Fund will bear its costs and expenses incurred in connection with the AIM Weingarten Fund Reorganization.

SHARE CLASSES

CLASSES OF SHARES OF   CLASSES OF SHARES OF AIM
 AIM WEINGARTEN FUND      CONSTELLATION FUND
--------------------   ------------------------
      Class A                   Class A
      Class B                   Class B
      Class C                   Class C
      Class R                   Class R
Institutional Class       Institutional Class

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

AIM BLUE CHIP FUND

REASONS FOR SELECTING AIM LARGE CAP GROWTH FUND AS THE ACQUIRING FUND

AIM proposed the AIM Blue Chip Fund Reorganization as part of an effort to consolidate the AIM Funds' large cap growth fund offerings. In considering the Reorganization, the Board noted that the funds have identical investment objectives and invest in similar types of securities. In addition, AIM Large Cap Growth Fund's performance track record is generally better than AIM Blue Chip Fund's and the expenses of the combined fund are expected to be lower than those of AIM Blue Chip Fund.

The Board noted that the funds both attract investors looking for a large cap growth investment program, and despite having different portfolio managers, there is moderate portfolio overlap between the two funds. As of July 31, 2005, approximately 49% of AIM Blue Chip Fund's total net assets were invested in securities AIM Large Cap Growth Fund also owns. The Board noted that AIM Blue Chip Fund's shareholders may lose some mega-cap and core style exposure, while gaining some large cap exposure, which could lead to more volatility.

OBJECTIVES AND INVESTMENT STRATEGIES

AIM Blue Chip Fund and AIM Large Cap Growth Fund have identical investment objectives and invest in similar types of securities. Both funds seek long-term growth of capital. AIM Blue Chip Fund invests primarily in blue chip companies, which are large or medium sized companies that have market leading positions and certain financial characteristics described in AIM Blue Chip Fund's Prospectus. AIM Large Cap Growth Fund invests primarily in large-capitalization companies that AIM believes have the potential for above average growth in revenues and earnings.

The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of AIM Blue Chip Fund and AIM Large Cap Growth Fund.

          AIM BLUE CHIP FUND                    AIM LARGE CAP GROWTH FUND
            (SELLING FUND)                            (BUYING FUND)
-------------------------------------   ----------------------------------------
                              INVESTMENT OBJECTIVES

-    Long-term growth of capital        -    Long-term growth of capital

                              INVESTMENT STRATEGIES

-    Invests at least 80% of its net    -    Invests at least 80% of its net
     assets, in securities of blue           assets in securities of
     chip companies.                         large-capitalization companies.

-    In complying with the 80%          -    In complying with the 80%
     investment requirement, the fund        investment requirement, the fund
     may invest primarily in                 may invest primarily in marketable
     marketable equity securities,           equity securities, including
     including convertible                   convertible securities, but its
     securities, but its investments         investments may include other
     may include other securities,           securities, such as synthetic
     such as synthetic instruments.          instruments.

-    May invest in United States        -    No corresponding strategy.
     government securities and
     high-quality debt securities
     when the portfolio managers
     believe securities other than
     marketable equity securities
     offer the opportunity for
     long-term growth of capital and
     current income.

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

-    No corresponding strategy.         -    Portfolio Managers may focus on
                                             securities of companies with market
                                             capitalizations that are within the
                                             top 50% of stocks in the Russell
                                             1000 Index at the time of purchase.

                                        -    Portfolio managers purchase
                                             securities of a limited number of
                                             large-cap companies that they
                                             believe have the potential for
                                             above-average growth in revenues
                                             and earnings.

-    May invest up to 25% of its        -    May invest up to 25% of its total
     total assets in foreign                 assets in foreign securities.
     securities.

PORTFOLIO MANAGEMENT

AIM Blue Chip Fund                    AIM Large Cap Growth Fund
------------------                    -------------------------
Kirk L. Anderson (LEAD)               Geoffrey V. Keeling (CO)
Asst by Large/Multi-Cap Growth Team   Robert L. Shoss (CO)
                                      Asst by Large/Multi-Cap Growth Team

HISTORICAL PERFORMANCE

AIM Large Cap Growth Fund has provided better short-term returns to its shareholders than AIM Blue Chip Fund.

Average Annual Total Returns as of 7/31/05*

                                 1-YEAR   5-YEAR   10-YEAR   SINCE INCEPTION   INCEPTION DATE
                                 ------   ------   -------   ---------------   --------------
AIM BLUE CHIP A SHARES            9.46%    -7.94%   7.02%         8.73%            2/14/87
AIM LARGE CAP GROWTH  A SHARES   12.21%   -10.67%    N/A          0.28%             3/1/99

*    Performance at NAV

PERFORMANCE SURVIVOR

The Board determined that it was appropriate for AIM Large Cap Growth Fund to be the surviving fund in the Reorganization primarily because the same investment team that has managed AIM Large Cap Growth Fund since its inception in 1999 will also manage the combined fund. Moreover, the investment strategies and stock selection techniques of AIM Large Cap Growth Fund will be the investment strategies and stock selection techniques of the combined fund. Consequently, the Board determined that AIM Large Cap Growth Fund's performance track record more accurately reflects the results of the investment process that the combined fund will utilize after the Reorganization. The Board considered the relative sizes of the two funds and concluded that AIM Large Cap Growth Fund should be the surviving fund in the Reorganization, even though AIM Blue Chip Fund has a larger asset base.

FUND ASSETS

As of July 31, 2005, AIM Large Cap Growth Fund had net assets of approximately $818 million, compared to net assets for AIM Blue Chip Fund of approximately $2.2 billion.

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

EXPENSES

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS) FOR A SHARES

The following table shows annual operating expenses for both reorganizing funds, as well as estimates of expenses for the combined fund.

                                  AIM LARGE CAP
                  AIM BLUE CHIP    GROWTH FUND    COMBINED PRO
                  FUND A SHARES      A SHARES        FORMA A
                  (%) (10/31/04   (%) (10/31/04    SHARES (%)
                   AS RESTATED)    AS RESTATED)    (10/31/04)
                  -------------   -------------   ------------
MANAGEMENT FEES        0.64            0.75           0.64
RULE 12B-1 FEES        0.25            0.25           0.25
OTHER EXPENSES         0.46            0.45           0.44
TOTAL EXPENSES         1.35            1.45           1.33
FEE WAIVER             0.01            0.12           0.01
TOTAL NET EXPENSES     1.34            1.33           1.32

- Effective July 1, 2005, the Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees applicable to Class A shares to 0.25%. Distribution and/or Service (12b-1) Fees reflect this agreement.

- Effective January 1, 2005 through December 31, 2009, the advisor for AIM Blue Chip Fund and AIM Large Cap Growth Fund has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Funds' (based on the Funds' average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's daily net assets in excess of $10 billion.

- The investment advisor for AIM Large Cap Growth Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares to 1.32%, 2.07% 2.07%, 1.57%, 1.32% and 1.07% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP (as defined herein) described more fully below, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through October 31, 2006.

- At the request of the Board of Trustees, AMVESCAP (as defined herein) has agreed to reimburse AIM Blue Chip and AIM Large Cap Growth Fund for expenses related to market timing matters.

- AIM Blue Chip Fund will incur additional expenses in connection with the Reorganization.

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

MERGER COSTS

AIM Blue Chip Fund's expenses incurred in connection with the Reorganization are expected to be approximately $1,400,000. The Board noted AIM's proposal that AIM Blue Chip Fund bear 25% and AIM bear 75% of AIM Blue Chip Fund's costs in connection with the Reorganization and concluded it was appropriate for AIM Blue Chip Fund to bear such portion of the expenses in light of the decrease in expenses that are expected to result from the Reorganization. AIM Large Cap Growth Fund's expenses to be incurred in connection with the Reorganization are expected to be approximately $30,000. AIM Large Cap Growth Fund will bear its costs and expenses incurred in connection with the Reorganization.

SHARE CLASSES

CLASSES OF SHARES OF    CLASSES OF SHARES OF
 AIM BLUE CHIP FUND    LARGE CAP GROWTH FUND
--------------------   ---------------------
      Class A                 Class A
      Class B                 Class B
      Class C                 Class C
      Class R                 Class R
   Investor Class          Investor Class
Institutional Class     Institutional Class

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

AIM MID CAP GROWTH FUND

REASONS FOR SELECTING AIM DYNAMICS FUND AS THE ACQUIRING FUND

AIM proposed the AIM Mid Cap Growth Fund Reorganization as part of an effort to consolidate the AIM Funds' mid cap growth product offerings. In considering the Reorganization, the Board noted that the funds have identical investment objectives, are managed using similar investment strategies and invest in similar securities. In addition, AIM Dynamics Fund's performance track record relative to its Lipper peer group is generally better than AIM Mid Cap Growth Fund's and the expenses of the combined fund are expected to be lower than those of AIM Mid Cap Growth Fund.

The Board noted that AIM Mid Cap Growth Fund and AIM Dynamics Fund are managed by the same lead portfolio manager supported by the same portfolio management team. The funds have identical investment strategies, resulting in significant portfolio overlap between the two funds. As of July 31, 2005, approximately 85% of AIM Mid Cap Growth Fund's total net assets were invested in securities AIM Dynamics Fund also owns.

OBJECTIVES AND INVESTMENT STRATEGIES

AIM Mid Cap Growth Fund and AIM Dynamics Fund have identical investment objectives. Both funds seek long-term growth of capital. In addition, AIM Mid Cap Growth Fund and AIM Dynamics Fund have similar investment strategies. AIM Mid Cap Growth Fund invests primarily in securities of mid-capitalization companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced long-term growth, while AIM Large Cap Growth Fund focuses on mid-cap companies with high growth potential.

The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of AIM Mid Cap Growth Fund and AIM Dynamics Fund.

       AIM MID CAP GROWTH FUND                      AIM DYNAMICS FUND
            (SELLING FUND)                            (BUYING FUND)
-------------------------------------   ----------------------------------------
                              INVESTMENT OBJECTIVES

-    Long-term growth of capital        -    Long-term growth of capital

                              INVESTMENT STRATEGIES

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

-    Invests at least 80% of its net    -    Normally invests at least 65% of
     assets, in securities of                its net assets in common stocks of
     mid-capitalization companies.           mid-size companies.

                                        -    The advisor actively manages the
                                             fund, focusing on mid-cap companies
                                             with high growth potential that
                                             also are favorably priced relative
                                             to the growth expectations for that
                                             company.

                                        -    The advisor bases its selection of
                                             stocks for the fund on an analysis
                                             of individual companies. The
                                             investment process involves:

                                                  -    identifying medium sized
                                                       companies with
                                                       sustainable revenue and
                                                       earnings growth that have
                                                       attractive stock price
                                                       valuations relative to
                                                       their projected growth
                                                       rates;

                                                  -    applying fundamental
                                                       research including
                                                       financial statement
                                                       analysis and management
                                                       visits to identify stocks
                                                       of companies with large
                                                       potential markets, cash
                                                       generating business
                                                       models, improving balance
                                                       sheets and solid
                                                       management teams; and

                                                  -    using a variety of
                                                       valuation techniques to
                                                       determine target buy and
                                                       sell prices and a stock's
                                                       valuation upside and
                                                       downside potential.

                                        -    The resulting fund portfolio
                                             contains (1) "core holdings," which
                                             are industry leaders serving
                                             growing, non-cyclical markets whose
                                             performance tends to remain
                                             constant regardless of economic
                                             conditions; and (2)
                                             "earnings-acceleration" holdings
                                             that are driven by near term
                                             catalysts such as new products,
                                             improved processes, and/or specific
                                             economic conditions, which may lead
                                             to rapid sales and earnings growth.

-    In complying with the 80%
     investment requirement, the fund
     may invest primarily in
     marketable equity securities,
     including convertible
     securities, but its investments
     may include other securities,
     such as synthetic instruments.

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

-    Under normal conditions, the top   -    No corresponding strategy
     10 holdings may comprise up to
     40% of the fund's total assets.

-    No corresponding strategy          -    The fund sometimes invests in the
                                             securities of small companies.

-    May invest up to 25% of its        -    May invest up to 25% of its assets
     total assets in foreign                 in non-U.S. issuers.
     securities.

PORTFOLIO MANAGEMENT

AIM Mid Cap Growth Fund              AIM Dynamics Fund
-----------------------              -----------------
Karl F. Farmer (CO)                  Paul J. Rasplicka (LEAD)
Paul J. Rasplicka (CO)               Karl F. Farmer
Asst by Mid Cap Growth & GARP Team   Asst by Mid Cap Growth & GARP Team

HISTORICAL PERFORMANCE

AIM Mid Cap Growth Fund and AIM Dynamics Fund have comparable performance records.

Average Annual Total Returns as of 7/31/05*

                              1-YEAR   5-YEAR   10-YEAR   SINCE INCEPTION   INCEPTION DATE
                              ------   ------   -------   ---------------   --------------
AIM MID CAP GROWTH A SHARES   24.88%   -6.38%     N/A          1.33%            11/1/99
AIM DYNAMICS A SHARES         24.81%   -8.57%    8.60%         9.14%            9/15/67

*    Performance at NAV

PERFORMANCE SURVIVOR

The Board determined that it was appropriate for AIM Dynamics Fund to be the surviving fund in the Reorganization primarily because both funds have similar investment programs and overlapping management teams. AIM Dynamics Fund has a lower management fee structure and a significantly larger asset base.

FUND ASSETS

As of July 31, 2005, AIM Dynamics Fund had net assets of approximately $2 billion, compared to net assets for AIM Mid Cap Growth Fund of approximately $190 million.

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

EXPENSES

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS) FOR A SHARES

The following table shows annual operating expenses for both reorganizing funds, as well as estimates of expenses for the combined fund.

                     AIM MID CAP GROWTH    AIM DYNAMICS
                     FUND A SHARES (%)    FUND A SHARES      COMBINED PRO
                        (10/31/04 AS       (%) (7/31/05   FORMA A SHARES %)
                         RESTATED)         AS RESTATED)       (7/31/05)
                     ------------------   -------------   -----------------
MANAGEMENT FEES             .080               0.51                0.51
RULE 12B-1 FEES             0.25               0.25                0.25
OTHER EXPENSES              0.61               0.35                0.37
TOTAL EXPENSES              1.66               1.11                1.13
FEE WAIVER                  0.05                 --                  --
TOTAL NET EXPENSES          1.61               1.11                1.13

- Effective July 1, 2005, the Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees applicable to Class A shares to 0.25%. Distribution and/or Service (12b-1) Fees reflect this agreement.

- Effective October 1, 2005, the Board of Trustees approved an amendment to the transfer agency agreement of AIM Dynamics Fund. Other Expenses of AIM Dynamics Fund have been restated to reflect the changes in fees under the new agreement. Other Expenses for Class R shares of AIM Dynamics Fund are based on estimated average net assets for the current fiscal year.

- The advisor of AIM Dynamics Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.90%, 2.65%, 2.65%, 2.15%, 1.90% and 1.65% on Class A, Class B, Class C,
     Class R, Investor Class and Institutional Class shares, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Total Annual Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP (as defined herein) described more fully below, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through July 31, 2006.

- Effective January 1, 2005 through December 31, 2009, the advisor for AIM Mid Cap Growth Fund has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% for the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. The Fee Waiver reflects this agreement.

- At the request of the Board of Trustees, AMVESCAP (as defined herein) has agreed to reimburse AIM Mid Cap Growth Fund and AIM Dynamics Fund for expenses related to market timing matters.

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

- AIM Mid Cap Growth Fund will incur additional expenses in connection with the Reorganization.

MERGER COSTS

AIM Mid Cap Growth fund's expenses incurred in connection with the Reorganization are expected to be approximately $185,000. The Board noted AIM's proposal that AIM Mid Cap Growth Fund will bear its share of the costs in connection with the Reorganization and concluded it was appropriate for AIM Mid Cap Growth Fund to bear such expenses in light of the decrease in expenses that are expected to result from the Reorganization. AIM Dynamics Fund's expenses to be incurred in connection with the Reorganization are expected to be approximately $30,000. AIM Dynamics Fund will bear its costs and expenses incurred in connection with the Reorganization.

SHARE CLASSES

  CLASSES OF SHARES OF    CLASSES OF SHARES OF
AIM MID CAP GROWTH FUND     AIM DYNAMICS FUND
-----------------------   --------------------
        Class A                  Class A
        Class B                  Class B
        Class C                  Class C
        Class R                  Class R
  Institutional Class      Institutional Class

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

AIM SMALL COMPANY GROWTH FUND

REASONS FOR SELECTING AIM SMALL CAP GROWTH FUND AS THE ACQUIRING FUND

AIM proposed the AIM Small Company Growth Fund Reorganization as part of an effort to consolidate the AIM Funds' small cap growth product offerings. In considering the Reorganization, the Board noted that the funds have identical investment objectives and utilize similar investment strategies. Both Funds are managed by the same lead portfolio manager with support from the same portfolio management team. In addition, the expenses of the combined fund are expected to be lower than those of AIM Small Company Growth Fund.

As of July 31, 2005, the funds had relatively low portfolio overlap of approximately 11%. Due to the sometimes limited availability of common stocks of smaller companies that meet the investment process of AIM Small Cap Growth Fund's portfolio managers, AIM Small Cap Growth Fund has been engaged in a limited offering of its shares since March 18, 2002. The Board noted that AIM represented that the Reorganization should not negatively impact AIM Small Cap Growth Fund's ability to invest in suitable securities within the small cap growth space because of the funds' low portfolio overlap. Thus, the Board determined that the Reorganization is not inconsistent with the limited offering of AIM Small Cap Growth Fund's shares.

OBJECTIVES AND INVESTMENT STRATEGIES

AIM Small Company Growth Fund and AIM Small Cap Growth Fund have identical investment objectives and invest in similar types of securities. Both funds seek long-term growth of capital and normally invest at least 80% of their net assets in small-capitalization companies.

The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of AIM Small Company Fund and AIM Small Cap Growth Fund.

    AIM SMALL COMPANY GROWTH FUND               AIM SMALL CAP GROWTH FUND
            (SELLING FUND)                            (BUYING FUND)
-------------------------------------   ----------------------------------------
                              INVESTMENT OBJECTIVES

-    Long-term growth of capital        -    Long-term growth of capital

                              INVESTMENT STRATEGIES

-    Invests at least 80% of its net    -    Invests at least 80% of its net
     assets in securities of                 assets in securities of
     small-capitalization companies.         small-capitalization companies.

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

-    The advisor actively manages the   -    In complying with the 80%
     fund in the growth style                investment requirement, the fund
     focusing on small cap growth            may invest primarily in marketable
     companies with high growth              equity securities, including
     potential as demonstrated by            convertible securities, but its
     quantitative and qualitative            investments may include other
     analysis.                               securities, such as synthetic
                                             instruments.

-    The adviser selects stocks for
     the fund based on an analysis of
     individual companies, focusing
     on company fundamentals and
     growth prospects. The advisor
     uses a three-step process that
     includes quantitative,
     fundamental and evaluation
     analysis. The proprietary
     quantitative models and
     screening tools reduce an
     investment universe of thousands
     of companies down to a more
     manageable list of investment
     candidates. The fundamental
     research includes careful
     financial statement analysis and
     meetings with company management
     teams to define a company's key
     drivers of success and to access
     its durability. The goal is to
     ascertain the level, quality and
     duration of a Company's growth
     prospects, and to gain
     confidence in the management
     team. The valuation analysis
     assesses the degree to which
     expected future growth is
     discounted in the stock price.
     The adviser also carefully
     scrutinizes the risks/reward of
     each holding to ensure a
     continued fit in the fund. The
     stock that successfully passes
     this selection process is a
     viable candidate for the fund's
     portfolio.

-    No corresponding strategy          -    The fund may also invest up to 20%
                                             of its assets in equity securities
                                             of issuers that have market
                                             capitalizations, at the time of
                                             purchase, in other market
                                             capitalization ranges, and in
                                             investment-grade non-convertible
                                             debt securities, U.S. government
                                             securities and high-quality money
                                             market instruments.

-    May invest up to 25% of its        -    May invest up to 25% of its total
     total assets in securities of           assets in foreign securities.
     non-U.S. issuers.

PORTFOLIO MANAGEMENT

AIM Small Company Growth Fund        AIM Small Cap Growth Fund
-----------------------------        -------------------------
Juliet S. Ellis (LEAD)               Juliet S. Ellis (LEAD)
Juan R. Hartsfield                   Juan R. Hartsfield
Asst by Small Cap Core/Growth Team   Asst by Small Cap Core/Growth Team

AIM Small Company Growth Fund and AIM Small Cap Growth Fund have been managed by the same team since 9/16/05.

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

HISTORICAL PERFORMANCE

Although AIM Small Company Growth Fund has recently provided better returns, AIM Small Cap Growth Fund has provided better long-term returns to its shareholders than AIM Small Company Growth Fund.

Average Annual Total Returns as of 7/31/05*

                                    1-YEAR   5-YEAR   10-YEAR   SINCE INCEPTION   INCEPTION DATE
                                    ------   ------   -------   ---------------   --------------
AIM SMALL COMPANY GROWTH A SHARES   26.12%     N/A      N/A           4.97%           3/28/02
AIM SMALL CAP GROWTH A SHARES       22.01%   -2.97%     N/A          12.45%          10/18/95

*    Performance at NAV

PERFORMANCE SURVIVOR

The Board determined that it was appropriate for AIM Small Cap Growth Fund to be the surviving fund in the Reorganization primarily because the management team that will manage the combined fund has managed AIM Small Cap Growth Fund longer than AIM Small Company Growth Fund. Consequently, the Board determined that AIM Small Cap Growth Fund's performance track record more accurately reflects the results of the investment process that the combined fund will utilize after the Reorganization.

FUND ASSETS

As of July 31, 2005, AIM Small Cap Growth Fund had net assets of approximately $1.7 billion, compared to net assets for AIM Small Company Growth Fund of approximately $450 million.

EXPENSES

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS) FOR A SHARES

The following table shows annual operating expenses for both reorganizing funds, as well as estimates of expenses for the combined fund.

                       AIM SMALL COMPANY    AIM SMALL CAP GROWTH
                     GROWTH FUND A SHARES     FUND A SHARES (%)     COMBINED PRO
                        (%) (7/31/05 AS         (12/31/04 AS       FORMA A SHARES
                           RESTATED)              RESTATED)        (%) (12/31/04)
                     --------------------   --------------------   --------------
MANAGEMENT FEES              .072                   0.69                0.68
RULE 12B-1 FEES              0.25                   0.25                0.25
OTHER EXPENSES               0.42                   0.34                0.35
TOTAL EXPENSES               1.39                   1.28                1.29
FEE WAIVER                     --                     --                  --
TOTAL NET EXPENSES           1.39                   1.28                1.28

- Effective July 1, 2005, the Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees applicable to Class A shares to 0.25%. Distribution and/or Service (12b-1) Fees reflect this agreement.

- Effective October 1, 2005, the Board of Trustees approved an amendment to the transfer agency agreement. Other Expenses have been restated to reflect the changes in fees under the new agreement. Other Expenses for Class R

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

     shares and Institutional Class shares for AIM Small Company Growth Fund are based on estimated average net assets for the current fiscal year.

- The advisor for AIM Small Company Growth Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) for the fund's Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares to 1.90%, 2.65%, 2.65%, 2.15%, 1.90% and 1.65% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expenses on short sales, (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP (as defined herein) described more fully below, the expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through July 31, 2006. Upon closing of the Reorganization, the investment advisor has contractually agreed to continue these limitations.

- The advisor for AIM Small Company Growth Fund has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above) to 1.50%, 2.25%, 2.25%, 1.75%, 1.50% and 1.25% on Class A,
     Class B, Class C, Class R, Investor Class and Institutional Class shares, respectively. These expense limitation agreements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. Upon closing of the reorganization, the investment advisor voluntarily agreed to continue these limitations.

- At the request of the Board of Trustees, AMVESCAP (as defined herein) has agreed to reimburse AIM Small Company Growth Fund and AIM Small Cap Growth Fund for expenses related to market timing matters.

- AIM Small Company Growth Fund will incur additional expenses in connection with the Reorganization.

MERGER COSTS

AIM Small Company Growth Fund's expenses incurred in connection with the Reorganization are expected to be approximately $450,000. The Board noted AIM's proposal that AIM Small Company Growth Fund bear 25% and AIM bear 75% of AIM Small Company Growth Fund's costs in connection with the Reorganization and concluded it was appropriate for AIM Small Company Growth Fund to bear such portion of the expenses in light of the decrease in expenses that are expected to result from the Reorganization. AIM Small Cap Growth Fund's expenses to be incurred in connection with the Reorganization are expected to be approximately $30,000. AIM Small Cap Growth Fund will bear its costs and expenses incurred in connection with the Reorganization.

SHARE CLASSES

 CLASSES OF SHARES OF AIM   CLASSES OF SHARES OF AIM
SMALL COMPANY GROWTH FUND     SMALL CAP GROWTH FUND
-------------------------   ------------------------
         Class A                     Class A
         Class B                     Class B
         Class C                     Class C
         Class R                     Class R
      Investor Class             Investor Class*
   Institutional Class         Institutional Class

* On 11/11/05, AIM filed to add Investor Class shares for AIM Small Cap Growth Fund.

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

AIM PREMIER EQUITY FUND

PLEASE NOTE THAT SOME AIM PREMIER EQUITY FUND SHAREHOLDERS WILL RECEIVE AN ADDITIONAL MAILING CONTAINING A PROXY CORRECTION REGARDING THE PERFORMANCE BAR CHART FOR AIM CHARTER FUND.

REASONS FOR SELECTING AIM CHARTER FUND AS THE ACQUIRING FUND

AIM proposed the AIM Premier Equity Fund Reorganization as part of an effort to consolidate the AIM Funds' large cap core fund offerings. In considering the Reorganization, the Board noted that the funds have similar investment objectives, are managed using similar investment strategies and invest in similar securities. In addition, AIM Charter Fund's performance track record relative to its Lipper peer group is generally better than AIM Premier Equity Fund's and the expenses of the combined fund are expected to be lower than those of AIM Premier Equity Fund.

The Board noted that approximately 50% of AIM Premier Equity Fund and all of AIM Charter Fund have been managed using the same discipline by the same lead portfolio manager and portfolio management team. The Board noted that the funds have similar investment objectives and similar investment strategies, resulting in significant portfolio overlap between the two funds. As of July 31, 2005, approximately 59% of AIM Premier Equity Fund's total net assets were invested in securities AIM Charter Fund also owns. The Board noted that AIM Charter Fund is a large-cap core fund, while AIM Premier Equity Fund also includes value and growth disciplines. Thus, shareholders of AIM Premier Equity Fund may lose exposure to those value and growth disciplines in AIM Charter Fund's investment process.

OBJECTIVES AND INVESTMENT STRATEGIES

AIM Premier Equity Fund and AIM Charter Fund have similar investment objectives. AIM Premier Equity Fund seeks long-term growth of capital with a secondary objective of income, while AIM Charter Fund seeks growth of capital. AIM Premier Equity Fund and AIM Charter Fund also invest in similar types of securities. However, while AIM Premier Equity Fund seeks income as a secondary objective when selecting stocks for investment, AIM Charter Fund seeks to invest primarily in undervalued equity securities.

The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of AIM Premier Equity Fund and AIM Charter Fund.

       AIM PREMIER EQUITY FUND                      AIM CHARTER FUND
            (SELLING FUND)                            (BUYING FUND)
-------------------------------------   ----------------------------------------
                              INVESTMENT OBJECTIVES

-    Long-term growth of capital        -    Growth of capital

-    Income

                              INVESTMENT STRATEGIES

-    Invests at least 80% of its net    -    Invests at least 65% of its total
     assets, plus the amount of any          assets in securities, of
     borrowings for investment               established companies that have
     purposes, in equity securities,         long-term above-average growth in
     including convertible                   earnings, and growth companies that
     securities.                             the portfolio managers believe have
                                             the potential for above-average
                                             growth in earnings.

-    In complying with the 80%          -    No corresponding strategy.
     investment requirement, the
     fund's investments may include
     synthetic instruments.

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

-    Diversified among the core,        -    The portfolio manager seeks to
     growth and value equity                 identify those companies that are,
     investment disciplines to               in his view, undervalued relative
     construct a single, core                to current or projected earnings or
     investment portfolio.                   the current market value of assets
                                             owned by the company.
-    A greater percentage of the
     fund's assets will be invested
     using the core investment
     discipline than using either the
     growth or value investment
     disciplines.

-    The core discipline portfolio
     managers focus on equity
     securities of out-of-favor
     cyclical growth companies,
     established growth companies
     that are undervalued compared to
     historical relative valuation
     parameters, companies where
     there is early but tangible
     evidence of improving prospects
     that are not yet reflected in
     the price of the company's
     equity securities, and companies
     whose equity securities are
     selling at prices that do not
     reflect the current market value
     of their assets and where there
     is reason to expect realization
     of this potential in the form of
     increased equity values (the
     "core categories").

-    The growth discipline portfolio
     managers focus on equity
     securities of companies with the
     potential to consistently
     generate above-average growth in
     sales and earnings, established
     large-cap companies with strong
     business franchises, and
     companies experiencing
     significant positive change
     leading to accelerating revenue
     or earnings growth - usually
     above market expectations.

-    The value discipline portfolio
     managers focus on equity
     securities of companies that are
     selling at a substantial
     discount to calculated intrinsic
     value.

-    May invest in preferred stocks     -    No corresponding strategy.
     and debt instruments that have
     prospects for growth of capital.

-    May also invest up to 25% of its   -    May also invest up to 20% of its
     total assets in foreign                 total assets in foreign securities.
     securities.

PORTFOLIO MANAGEMENT

AIM Premier Equity Fund            AIM Charter Fund
--------------------------------   -------------------------------
Ronald S. Sloan (LEAD)             Ronald S. Sloan
Lanny H. Sachnowitz                Asst by Mid/Large Cap Core Team
Bret W. Stanley
Asst by Mid/Large Cap Core Team,
Large/Multi-Cap Growth Team,
and Basic Value Team

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

HISTORICAL PERFORMANCE

Although AIM Premier Equity Fund has recently provided better returns, AIM Charter Fund has provided better long-term returns to its shareholders than AIM Premier Equity Fund.

Average Annual Total Returns as of 7/31/05*

                              1-YEAR   5-YEAR   10-YEAR   SINCE INCEPTION   INCEPTION DATE
                              ------   ------   -------   ---------------   --------------
AIM PREMIER EQUITY A SHARES   12.23%   -6.41%    5.66%         12.28%           5/1/84
AIM CHARTER A SHARES          10.39%   -5.64%    7.42%         11.82%          11/26/68

*    Performance at NAV

PERFORMANCE SURVIVOR

The Board determined that it was appropriate for AIM Charter Fund to be the surviving fund in the Reorganization primarily because the investment team responsible for both funds has managed AIM Charter Fund longer than AIM Premier Equity Fund and the portfolio composition of the combined fund is expected to be most like that of AIM Charter Fund over time. Consequently, the Board determined that AIM Charter Fund's investment process more accurately reflects the investment process that the combined fund will utilize after the Reorganization.

FUND ASSETS

As of July 31, 2005, AIM Charter Fund had net assets of approximately $2.6 billion, compared to net assets for AIM Premier Equity Fund of approximately $5.7 billion.

EXPENSES

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS) FOR A SHARES

The following table shows annual operating expenses for both reorganizing funds, as well as estimates of expenses for the combined fund.

                     AIM PREMIER EQUITY   AIM CHARTER FUND
                      FUND A SHARES (%)     A SHARES (%)     COMBINED PRO FORMA
                        (12/31/04 AS        (10/31/04 AS        A SHARES (%)
                          RESTATED)           RESTATED)          (10/31/04)
                     ------------------   ----------------   ------------------
MANAGEMENT FEES             0.63                0.63                0.63
RULE 12B-1 FEES             0.25                0.25                0.25
OTHER EXPENSES              0.40                0.34                0.34
TOTAL EXPENSES              1.28                1.22                1.22
FEE WAIVER                  0.05                0.01                0.05
TOTAL NET EXPENSES          1.23                1.21                1.17

- Effective upon the closing of the Reorganization, the Board approved a permanent reduction of the advisory fee of the AIM Charter Fund to 0.80% of the first $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million.

                       2006 FUND REORGANIZATIONS (MERGERS)

                 THIS DOCUMENT IS FOR INTERNAL TRAINING USE ONLY

- The Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees applicable to AIM Charter Fund Class A shares to 0.25% effective July 1, 2005. Distribution and/or Service (12b-1) Fees reflect this agreement.

- Other Expenses of AIM Premier Equity Fund Institutional Class shares are based on estimated amounts for the current fiscal year.

- Effective January 1, 2005 through December 31, 2009, the advisor for AIM Premier Equity Fund and AIM Charter Fund has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual uniform fee schedule rate of 0.75% of the first $150 million, plus 0.615% of the next $4.85 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. The Fee Waiver reflects this agreement.

- Effective July 1, 2005 through June 30, 2006, the AIM Premier Equity Fund's advisor has contractually agreed to waive an additional 0.02% of its Management Fees.

- At the request of the Board of Trustees AMVESCAP (as defined herein) has agreed to reimburse AIM Premier Equity and AIM Charter Fund for expenses related to market timing matters.

- AIM Premier Equity Fund will incur additional expenses in connection with the Reorganization.

MERGER COSTS

AIM Premier Equity Fund's expenses incurred in connection with the Reorganization are expected to be approximately $3,000,000. The Board noted AIM's proposal that AIM Premier Equity Fund bear 14% and AIM bear 86% of AIM Premier Equity Fund's costs in connection with the Reorganization and concluded it was appropriate for AIM Premier Equity Fund to bear such portion of expenses in light of the decrease in expenses that are expected to result from the Reorganization. AIM Charter Fund's expenses to be incurred in connection with the Reorganization are expected to be approximately $30,000. AIM Charter Fund will bear its costs and expenses incurred in connection with the Reorganization.

SHARE CLASSES

CLASSES OF SHARES OF AIM   CLASSES OF SHARES OF
   PREMIER EQUITY FUND       AIM CHARTER FUND
------------------------   --------------------
         Class A                  Class A
         Class B                  Class B
         Class C                  Class C
         Class R                  Class R
   Institutional Class      Institutional Class

                                  AIM FAST FAX

                                 Jan. 13, 2006

                      AIM INVESTMENTS(R) MAILS PROXIES FOR
                        SIX PROPOSED FUND REORGANIZATIONS

AIM Investments announced in November 2005 that the Board of Trustees of each of the applicable funds listed below had approved the reorganization of six AIM funds. AIM began mailing proxy statements to shareholders (of record as of Dec. 2, 2005) on Jan. 12, 2006. Please note that some AIM Premier Equity Fund shareholders will receive an additional mailing containing a proxy correction.

A shareholder meeting is scheduled for Feb. 28, 2006, at which shareholders of the target funds will vote on their respective reorganizations. If approved by shareholders, the reorganizations of AIM Aggressive Growth Fund, AIM Blue Chip Fund and AIM Weingarten Fund are expected to be completed by March 13, 2006. If approved by shareholders, the reorganizations of AIM Mid Cap Growth Fund, AIM Premier Equity Fund and AIM Small Company Growth Fund are expected to be completed by March 27, 2006.

The funds approved for reorganizations are:

                                                            ACQUIRING FUND
EXISTING FUND                   ACQUIRING FUND              FUND MANAGEMENT TEAM
-------------                   --------------              --------------------
AIM Aggressive Growth Fund*     AIM Constellation Fund      Lanny H. Sachnowitz (Lead)
                                                            Kirk L. Anderson
                                                            James G. Birdsall
                                                            Robert J. Lloyd
                                                            Asst by Large/Multi-Cap Growth Team

AIM Weingarten Fund             AIM Constellation Fund      Lanny H. Sachnowitz (Lead)
                                                            Kirk L. Anderson
                                                            James G. Birdsall
                                                            Robert J. Lloyd
                                                            Asst by Large/Multi-Cap Growth Team

AIM Blue Chip Fund              AIM Large Cap Growth Fund   Geoffrey V. Keeling (Co)
                                                            Robert L. Shoss (Co)
                                                            Asst by Large Cap Growth Team

AIM Mid Cap Growth Fund         AIM Dynamics Fund           Karl F. Farmer (Co)
                                                            Paul J. Rasplicka (Co)
                                                            Asst by Mid Cap Growth & GARP Team

AIM Small Company Growth Fund   AIM Small Cap Growth Fund   Juliet S. Ellis (Lead)
                                                            Juan R. Hartsfield
                                                            Asst by Small Cap Core/Growth Team

AIM Premier Equity Fund         AIM Charter Fund            Ronald S. Sloan
                                                            Asst by Mid/Large Cap Core Team

CONTINUED, PAGE 2

                       FOR INSTITUTIONAL INVESTOR USE ONLY

COMMUNICATION PLAN

AIM Investments will provide communications at various times leading up to the completion of the reorganizations. The table below lists the details of planned communications.

What will I get?                   When will I get it?                 How will I get it?
----------------                   -------------------                 ------------------
Fast Fax announcing availability   Jan. 12, 2006                       -    Fax
of proxy materials
                                                                       -    Available on AIMinvestments.com

Advisor Proxy Update               Jan. 17, 2006                       -    Direct mailing

Press release announcing outcome   On or about Feb. 28, 2006           -    Available on AIMinvestments.com
of shareholder meeting

Fast Fax announcing outcome of     On or about Feb. 28, 2006           -    Fax
shareholder meeting
                                                                       -    Available on AIMinvestments.com

Fast Fax announcing completion     March 13, 2006 and March 27, 2006   -    Fax
of reorganizations including
final distribution information                                         -    Available on AIMinvestments.com
and reorganization ratios

Confirmation statements            On or about the week of March 13,   -    Direct mailing
                                   2006 and the week of March 27,
                                   2006

For more information on fund reorganizations, please contact the sales desk for your division:

                 INDEPENDENT                                            NATIONAL
RETIREMENT AND   FINANCIAL ADVISOR   INSTITUTIONAL   FINANCIAL DEALER   ACCOUNTS
EDUCATION        DIVISION (IFAD)     SALES           DIVISION (FDD)     DIVISION
--------------   -----------------   -------------   ----------------   ------------
800-370-1519     800-337-4246        800-410-4246    800-998-4246       800-349-0104

                       FOR INSTITUTIONAL INVESTOR USE ONLY

THIS MATERIAL IS FOR INSTITUTIONAL INVESTOR USE ONLY AND MAY NOT BE QUOTED, REPRODUCED OR SHOWN TO THE PUBLIC, NOR USED IN WRITTEN FORM AS SALES LITERATURE FOR PUBLIC USE.

     CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM AIMINVESTMENTS.COM. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

     AIM Investments is a registered service mark of A I M Management Group Inc. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE  (AIM INVESTMENTS--Registered Trademark-- LOGO APPEARS HERE)

                                                                                          Your goals.
                                                                            Our solutions--Registered Trademark--.

AIMinvestments.com   01/06   A I M Distributors, Inc

                         MANAGEMENT INFORMATION SERVICES
                      PROPOSED SCRIPT FOR TELEPHONE VOTING


OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:


"Welcome. "Please enter the control number labeled as such or located in the box indicated by an arrow on the upper portion of your proxy card."

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

"Please refer to your proxy card as you vote. To vote as the Board recommends, press 1 now. To vote otherwise, press 0 now."


OPTION 1: VOTING AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS, HE/SHE WILL HEAR:

"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."


IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

IF SHAREHOLDER PRESSES 0 TO END THE CALL,

"Thank you for voting."


IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

CALL IS TERMINATED.



                         MANAGEMENT INFORMATION SERVICES
                                    1/13/2006

OPTION 0: VOTING OTHERWISE (NOT AS BOARD RECOMMENDS)

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

"Proposal 1:      To vote FOR, press 1.  Against, press 9.  Abstain, press 0."


IF SHAREHOLDER PRESSES 1 FOR PROPOSAL 1, HE/SHE WILL HEAR:


"Your votes have been cast as follows. Proposal 1 "For". If this is correct, press 1. If incorrect, press 0."


IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."


IF SHAREHOLDER PRESSES 0, HE/SHE WILL HEAR:

"Please refer to your proxy card as you vote. To vote as the Board recommends, press 1 now. To vote otherwise, press 0 now."



IF SHAREHOLDER PRESSES 9 FOR PROPOSAL 1, HE/SHE WILL HEAR:


"Your votes have been cast as follows. Proposal 1 "Against". If this is correct, press 1. If incorrect, press 0."


IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."


IF SHAREHOLDER PRESSES 0, HE/SHE WILL HEAR:

"Please refer to your proxy card as you vote. To vote as the Board recommends, press 1 now. To vote otherwise, press 0 now."



IF SHAREHOLDER PRESSES 0 FOR PROPOSAL 1, HE/SHE WILL HEAR:


"Your votes have been cast as follows. Proposal 1 "Abstain". If this is correct, press 1. If incorrect, press 0."


IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."


IF SHAREHOLDER PRESSES 0, HE/SHE WILL HEAR:

"Please refer to your proxy card as you vote. To vote as the Board recommends, press 1 now. To vote otherwise, press 0 now."


                         MANAGEMENT INFORMATION SERVICES
                                    1/13/2006

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:


"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR.


"Thank you for voting."


IF SHAREHOLDER ELECTS TO REVOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE).


CALL IS TERMINATED.




                         MANAGEMENT INFORMATION SERVICES
                                    1/13/2006

PROXY VOTING INFORMATION

A proxy statement was mailed to AIM shareholders of record as of the close of business on December 2, 2005, for the funds listed below. The purpose of the proxy statement is to request approval of an Agreement and Plan of Reorganization or Plan of Reorganization, as applicable. Each proxy statement contains disclosure information about the proposal for which votes are being solicited. You can also access your fund's proxy statement, common questions regarding your fund's proposal, prospectus, and annual report by clicking on the fund name listed below.

-    AIM Aggressive Growth Fund   -    AIM Premier Equity Fund

-    AIM Blue Chip Fund           -    AIM Small Company Growth Fund

-    AIM Mid Cap Growth Fund      -    AIM Weingarten Fund

HOW TO VOTE

You may cast your vote by any of the following methods. HOWEVER YOU CHOOSE TO VOTE, IT IS IMPORTANT THAT YOU VOTE NOW TO SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS.

(BY INTERNET)

You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

(BY TELEPHONE)

Call toll-free 1-888-221-0697.

Enter the control number listed on the proxy card and follow the recorded instructions.

(BY MAIL)

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

IN PERSON

The shareholder meeting will be held on February 28, 2006. Please notify AIM Investments at 1-800-952-3502 if you plan to vote your shares at the meeting.

IF YOU HAVE ANY QUESTIONS...

If you have questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1-800-952-3502 any business day between 7:30 a.m. and 7:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Management Information Services, may contact you to remind you to exercise your right to vote.

AIM PROXY INFORMATION BY FUND

AIM AGGRESSIVE GROWTH FUND

   1.    Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

 ADDITIONAL FUND MATERIALS:

   o     Prospectus (PDF)

   o     Annual Report (PDF)

                                                                   Return to top

AIM BLUE CHIP FUND

   1.    Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

ADDITIONAL FUND MATERIALS:

   o     Prospectus (PDF)

   o     Annual Report (PDF)

                                                                   Return to top


AIM MID CAP GROWTH FUND

   1.    Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

 ADDITIONAL FUND MATERIALS:

   o     Prospectus (PDF)

   o     Annual Report (PDF)

                                                                   Return to top

 AIM PREMIER EQUITY FUND

   1.    Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

 ADDITIONAL FUND MATERIALS:

   o     Prospectus (PDF)

   o     Annual Report (PDF)

   o     Semiannual Report (PDF)

                                                                   Return to top

AIM SMALL COMPANY GROWTH FUND

   1.    Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.


ADDITIONAL FUND MATERIALS:

   o     Prospectus (PDF)

   o     Annual Report (PDF)

                                                                   Return to top

AIM WEINGARTEN FUND

   1.    Please read the proxy statement in full. (PDF)

   2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

   3. You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.


ADDITIONAL FUND MATERIALS:

   o     Prospectus (PDF)

   o     Annual Report (PDF)

                                                                   Return to top

IF YOU HAVE ANY QUESTIONS...

If you have questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1.800.952.3502 any business day between 7:30 a.m. and 7:00 p.m. CT.


If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Management Information Services, may contact you to remind you to exercise your right to vote.

                                                                   Return to top


             Prospectuses | Help | Site Map | Terms of Use | Privacy



                      AIM INVESTMENT SERVICES, INC. 01/2006

            (c) 2005 A I M Management Group Inc. All Rights Reserved.

QUESTIONS & ANSWERS FOR AIM AGGRESSIVE GROWTH FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement/prospectus.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-888-684-2426; you will be asked to verify your identity such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

     - If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board, including the independent trustees, unanimously recommends that you vote FOR the proposal on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the February 28, 2006, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Management Information Services as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held on February 28, 2006 at 3:00 p.m. Central Time.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - You are being asked to vote on the approval of a Plan of Reorganization (the "Plan") under which all of the assets and liabilities of AIM Aggressive Growth Fund (the "Fund"), a portfolio of AIM Equity Funds ("Trust") will be transferred to AIM Constellation Fund ("Buying Fund"), also a portfolio of Trust, and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR AIM BLUE CHIP FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement/prospectus.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-888-684-2426; you will be asked questions to verify your identity such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

     - If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board, including the independent trustees, unanimously recommends that you vote FOR the proposal on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the February 28, 2006, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Management Information Services as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held on February 28, 2006 at 3:00 p.m. Central Time.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - You are being asked to vote on the approval of a Plan of Reorganization (the "Plan") under which all of the assets and liabilities of AIM Blue Chip Fund (the "Fund"), a portfolio of AIM Equity Funds ("Trust"), will be transferred to AIM Large Cap Growth Fund ("Buying Fund"), also a portfolio of Trust, and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR AIM MID CAP GROWTH FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement/prospectus.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-888-684-2426; you will be asked questions to verify your identity such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

     - If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board, including the independent trustees, unanimously recommends that you vote FOR the proposal on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the February 28, 2006, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Management Information Services as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held on February 28, 2006 at 3:00 p.m. Central Time.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - You are being asked to vote on the approval of an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets and liabilities of AIM Mid Cap Growth Fund (the "Fund"), a portfolio of AIM Equity Funds ("Trust") will be transferred to AIM Dynamics Fund ("Buying Fund"), a portfolio of AIM Stock Funds ("Buyer"), and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR AIM PREMIER EQUITY FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement/prospectus.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-888-684-2426; you will be asked questions to verify your identity such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

     - If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board, including the independent trustees, unanimously recommends that you vote FOR the proposal on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the February 28, 2006, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Management Information Services as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held on February 28, 2006 at 3:00 p.m. Central Time.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - You are being asked to vote on the approval of an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets and liabilities of AIM Premier Equity Fund (the "Fund"), a portfolio of AIM Funds Group ("Trust"), will be transferred to AIM Charter Fund ("Buying Fund"), a portfolio of AIM Equity Funds ("Buyer"), and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED AGREEMENT?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR AIM SMALL COMPANY GROWTH FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement/prospectus.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-888-684-2426; you will be asked questions to verify your identity such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

     - If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board, including the independent trustees, unanimously recommends that you vote FOR the proposal on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the February 28, 2006, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Management Information Services as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held on February 28, 2006 at 3:00 p.m. Central Time.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - You are being asked to vote on the approval of an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets and liabilities of AIM Small Company Growth Fund (the "Fund"), a portfolio of AIM Stock Funds ("Trust"), will be transferred to AIM Small Cap Growth Fund ("Buying Fund"), a portfolio of AIM Growth Series ("Buyer"), and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED AGREEMENT?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS FOR AIM WEINGARTEN FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement/prospectus.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-888-684-2426; you will be asked questions to verify your identity such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

     - If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board, including the independent trustees, unanimously recommends that you vote FOR the proposal on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the February 28, 2006, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Management Information Services as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held on February 28, 2006 at 3:00 p.m. Central Time.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - You are being asked to vote on the approval of a Plan of Reorganization (the "Plan") under which all of the assets and liabilities of AIM Weingarten Fund (the "Fund"), a portfolio of AIM Equity Funds ("Trust"), will be transferred to AIM Constellation Fund ("Buying Fund"), also a portfolio of Trust, and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED PLAM?

Further details about the proposals can be found in the proxy statement.

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As a convenience to our users, the AIM Investments web site contains links to other web sites that are created and maintained by other organizations.


AIM INVESTMENTS DOES NOT CONTROL, CANNOT GUARANTEE, AND IS NOT RESPONSIBLE FOR THE ACCURACY, TIMELINESS, OR EVEN THE CONTINUED AVAILABILITY OR EXISTENCE OF THE INFORMATION CONTAINED ON THE WEB SITE YOU ARE ABOUT TO ENTER.


Access is provided for the convenience of online shareholder voting for the AIM Investments only and should not be construed as an offer, solicitation, recommendation, endorsement or approval by AIM Investments of any other products or services described in such other web sites.

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

The following information appears in the AIM Aggressive Growth Fund Annual Report to Shareholders dated October 31, 2005.

"You have recently received or should shortly receive a proxy requesting your vote on a proposed merger of AIM Aggressive Fund into AIM Constellation Fund. We encourage you to read the proxy materials carefully and to vote promptly. The ways in which you may cast your proxy ballot are detailed in the proxy materials."

The following information appears in the AIM Blue Chip Fund Annual Report to Shareholders dated October 31, 2005.

"You have recently received or should shortly receive a proxy requesting your vote on a proposed merger of AIM Blue Chip Fund into AIM Large Cap Growth Fund. We encourage you to read the proxy materials carefully and to vote promptly. The ways in which you may cast your proxy ballot are detailed in the proxy materials."

The following information appears in the AIM Mid Cap Growth Fund Annual Report to Shareholders dated October 31, 2005.

"You have recently received or should shortly receive a proxy requesting your vote on a proposed merger of AIM Mid Cap Growth Fund into AIM Dynamics Fund. We encourage you to read the proxy materials carefully and to vote promptly. The ways in which you may cast your proxy ballot are detailed in the proxy materials."

The following information appears in the AIM Weingarten Fund Annual Report to Shareholders dated October 31, 2005.

"You have recently received or should shortly receive a proxy requesting your vote on a proposed merger of AIM Weingarten Fund into AIM Constellation Fund. We encourage you to read the proxy materials carefully and to vote promptly. The ways in which you may cast your proxy ballot are detailed in the proxy materials."